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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 19, 2004
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                              Coinmach Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                     033-49830               53-0188589
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   (State or other jurisdiction         (Commission            (IRS Employer
          of incorporation)             File Number)        Identification No.)

 303 Sunnyside Boulevard Suite 70, Plainview, New York               11803
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       (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (516) 349-8555
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02 Election of Director

      On November 19, 2004 John R. Scheessele was elected to the board of directors of Coinmach Corporation (the "Company"). On such date John R. Scheessele was also appointed chairperson of the audit committee of the board of directors of the Company.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Coinmach Corporation

Dated: November 19, 2004          By:  /s/Robert M. Doyle
                                      ---------------------------------
                                  Name:  Robert M. Doyle
                                  Title: Chief Financial Officer, Senior
                                         Vice President, Secretary and Treasurer